UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 6, 2011

Date of report (date of earliest event reported)

LPL Investment Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34963	20-3717839
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

One Beacon Street

Boston MA 02108

(Address of principal executive offices) (Zip Code)

(617) 423-3644

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

LPL Investment Holdings Inc. (the “Company”) has appointed Becky S. Shulman as Managing Director and Deputy Chief Financial Officer of the Company, effective June 6, 2011.  She will report directly to the Company’s Chief Financial Officer, Robert J. Moore.

Ms. Shulman most recently served as Senior Vice President and Chief Financial Officer of H&R Block, Inc.  Prior to her roles with H&R Block, Inc., Ms. Shulman held various positions with U.S. Central Federal Credit Union, culminating as its Chief Investment Officer.

A press release announcing the appointment of Ms. Shulman as Managing Director and Deputy Chief Financial Officer is attached hereto as Exhibit 99.1.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

99.1         Press Release dated June 7, 2011 (“LPL Financial Names Becky S. Shulman Managing Director and Deputy Chief Financial Officer”)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LPL INVESTMENT HOLDINGS INC.

	By:	/s/ ROBERT J. MOORE
		Name:	Robert J. Moore
		Title:	Chief Financial Officer

Dated: June 7, 2011